SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SECURITY INCOME FUND
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  Title of each class of securities to which transaction applies:
  Aggregate number of securities to which transaction applies:
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  Proposed maximum aggregate value of transaction:
  Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  Amount Previously Paid:
  Form, Schedule or Registration Statement No.:
  Filing Party:
  Date Filed:

September 12, 2005

Subj:	Security Income Fund File No. 811-02120 and 002-38414

To Whom It May Concern:

On September 1, 2005 a DEF 14A filing for Security Municipal Bond Fund, Accession Number 0001188112-05-001578, was filed under Security Income Fund in error. Please disregard this filing as it does not apply to Security Income Fund.

Thank you.

Amy J. Lee
Secretary
Security Income Fund